SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): September 24, 2007

VeruTEK Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-51246	Pending

(Commission File Number)	(IRS Employer Identification No.)

65 West Dudley Town Road
Bloomfield, Connecticut	06002

(Address of principal executive offices)	(Zip Code)

860-242-9800
_______________________
(Issuer's Telephone Number)

628-2 Hebron Avenue
Glastonbury, CT
06033
_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective September 24, 2007, the Board repealed the bylaws and adopted amended bylaws of the Company attached hereto as exhibit 3(ii).

SECTION 8 OTHER EVENTS

ITEM 8.01. OTHER EVENTS

Effective September 1, 2007, the address and telephone number of our principal executive offices is as follows:

VeruTEK Technologies, Inc.
65 West Dudley Town Road
Bloomfield, Connecticut 06002
Telephone: 860-242-9800

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
3(ii)	Bylaws of VeruTEK Technologies, Inc. effective as of September 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September _____, 2007

VeruTEK Technologies, Inc.

By /s/ John Collins
Name: John Collins
Title: President and Chief Executive Officer